SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 21, 2004

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                 --------------
                 (State or Other Jurisdiction of Incorporation)


       1-13290                                          95-4479735
     ----------                                        --------------
(Commission File Number)                    (IRS Employer Identification Number)


                     11100 Santa Monica Boulevard, Suite 300
                          Los Angeles, California 90025
                      -------------------------------------
                    (Address of Principal Executive Offices)

        Registrant's telephone number, including area code: 310-479-5200


                                 Not Applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           Index of Exhibits on Page 3




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Item 5.  Other Events and Regulation FD Disclosure

     On June 22, 2004, The Sports Club Company, Inc. announced that it filed its 2003 Annual Report on Form 10-K and First Quarter 2004 Report on Form 10-Q with the Securities and Exchange Commission on June 21, 2004. The reported results do not differ materially from the previously announced preliminary results for each of these reporting periods.

     The Form 10-K included consolidated financial statements audited by the independent registered public accounting firm, KPMG LLP, as of and for the year ended December 31, 2003, together with management's discussion and analysis of financial condition and results of operations. KPMG's opinion with respect to the financial statements includes an explanatory paragraph that states the Company has suffered recurring net losses, a working capital deficiency and negative cash flows from operating activities that raises substantial doubt about the Company's ability to continue as a going concern. The opinion also states that the Company's financial statements do not include any adjustments that might result from the outcome of this business uncertainty.

     In addition to the foregoing, the Company believes the auditors were concerned that the Company's current cash flows are not sufficient to enable it to meet its interest and principal obligations with respect to its Senior Secured Notes due in March 2006. Because the Company does not have a definitive plan in place either to repay or refinance the $100 million in principal amount of Notes prior to their stated maturity date, and because of the reasons cited by the auditors, the auditors concluded that the qualification was appropriate under the circumstances.

     The Company is currently exploring various strategies to raise additional capital and expects to consummate one or more transactions prior to the March 2006 due date of the Notes. In the interim, the Company believes its operating cash flows and, if necessary, additional equity infusions from one or more of its current major shareholders will provide it with the funds necessary to support current operations.

     All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.



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Item 7.  Financial Statements and Exhibits

(a) Financial Statements

     Not Applicable

(b) Pro Forma Financial Information

     Not Applicable

(c) Exhibits

     99.1 News Release  issued by The Sports Club Company,  Inc.  dated June 22,
2004




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 24, 2004                        THE SPORTS CLUB COMPANY, INC.



                                            By:     /s/ Timothy O'Brien
                                                --------------------------------
                                                    Timothy M. O'Brien
                                                    Chief Financial Officer



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                                                                  EXHIBIT 99.1



                                  NEWS RELEASE




For Immediate Release                             CONTACT: Rex Licklider
                                                  Chief Executive Officer
                                                  The Sports Club Company, Inc.
                                                  (310) 479-5200



                          THE SPORTS CLUB COMPANY, INC.
                          ANNOUNCES FILING OF FORM 10-K


LOS ANGELES, CA (June 22, 2004) - The Sports Club Company, Inc. (AMEX: SCY) announced today that it filed its 2003 Annual Report on Form 10-K and First Quarter 2004 Report on Form 10-Q with the Securities and Exchange Commission on June 21, 2004. The reported results do not differ materially from the previously announced preliminary results for each of these reporting periods.

Included in the Form 10-K are consolidated financial statements audited by the independent registered public accounting firm, KPMG LLP, as of and for the year ended December 31, 2003, together with management's discussion and analysis of financial condition and results of operations. KPMG has issued an opinion with respect to the financial statements, which includes an explanatory paragraph that states that the Company has suffered recurring net losses, a working capital deficiency and negative cash flows from operating activities that raises substantial doubt about the Company's ability to continue as a going concern. The opinion also states that the Company's financial statements do not include any adjustments that might result from the outcome of this business uncertainty.

Because of the delinquent filing of the Company's financial reports, the American Stock Exchange ("AMEX") suspended trading of The Sports Club Company's Common Stock

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at the opening of business on Monday,  June 21,  2004.  AMEX has now advised the
Company that with the filing of its financial statements with the Securities and Exchange Commission, the Company is no longer in violation of AMEX's public reporting requirements, and accordingly, trading in the Company's Common Stock is expected to resume at the opening of the market on Tuesday, June 22, 2004. Also, as previously reported, the Company received a notice of default from U.S. Bank, as Trustee for the holders of the Company's 11 3/8% Senior Secured Notes due in May 2006. The financial statement filings cure this default, and the Company believes it is now in material compliance with the terms of the Indenture under which the Notes were issued.

All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release. The forward looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.



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